SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     July 26, 2005
                                                     -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


          California                  0-31080                 68-0434802
------------------------------ --------------------- ---------------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)


1190 Airport Road, Suite 101, Napa, California                  94558
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 2.02.  Results of Operations and Financial Condition
            -----------------------------------------------

Earnings Release. On July 26, 2005, North Bay Bancorp issued a press release announcing its earnings for the six months and quarter ended June 30, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.


Item 9.01.       Financial Statements and Exhibits.
                 ----------------------------------

             (c)  Exhibits.

99.1 Press release announcing earnings for the six months and quarter ended June 30, 2005.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 26, 2005             NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                -----------------------------------------------
                                Terry L. Robinson,   President and Chief
                                Executive Officer (Principal Executive Officer)



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